UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
March 8, 2004

Janus Capital Group Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-15253	43-1804048

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

(Address of principal executive offices) (Zip Code)

151 DETROIT STREET
DENVER, COLORADO 80206
Registrant’s telephone number, including area code
(303) 691-3905

100 FILLMORE STREET
DENVER, COLORADO 80206
(Former name or former address if changed since last report)

Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
Press Release

Item 9. Regulation FD Disclosure

Janus Capital Group Inc. (“Janus”) is furnishing, for purposes of Regulation FD disclosure, a press release announcing the appointments of Michael D. Bills and Deborah R. Gatzek to the Janus board of directors and announcing that Helen Young Hayes, whose term expires in May, will step down from the Janus board of directors.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.
Date: March 8, 2004	By:	/s/ Loren M. Starr
Loren M. Starr
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Document
99.1	Press release announcing the appointments of Michael D. Bills and Deborah R. Gatzek to the Janus board of directors and announcing that Helen Young Hayes, whose term expires in May, will step down from the Janus board of directors.

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